Selling, General and Administrative Expenses	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Selling, General and Administrative Expenses	Selling, General and Administrative Expenses

(in millions)	2022	2021	2020
Staff costs, maintenance costs, and utilities (1)	$417	$537	$340
Depreciation of PPE and amortization of intangible assets	45	49	115
Other (2)	34	9	(10)
	$496	$595	$445
(1)Staff costs, maintenance costs, and utilities costs include share-based payments of $92 million, $152 million and $1 million for share options for the year ended December 31, 2022, 2021 and 2020, respectively. See Note 3 for further discussion on the timing of expense recognition.
(2)Other primarily includes net professional charges, marketing expenses and facility costs. Real estate transfer taxes are also included in Other.